UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 29, 2004

Georgia Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-50188	58-2646154
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Westpark Drive, Peachtree City, Georgia 30269
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(770) 631-9488

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.  Results of Operations and Financial Condition.

On October 29, 2004, Georgia Bancshares, Inc., holding company for The Bank of Georgia, issued a press release announcing its financial results for the period ended September 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements.  Pro Forma Financial Information and Exhibits.

                (c)           Exhibits

Exhibit No.	Exhibit
99.1	Earnings Press Release of Georgia Bancshares, Inc. dated October 29, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA BANCSHARES, INC.

By:	/s/ C. Lynn Gable
Name:	C. Lynn Gable
Title:	Chief Financial Officer

Dated: October 29, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Press Release of Georgia Bancshares, Inc. dated October 29, 2004.